Exhibit 99.1

Volcon Announces over $500,000,000 Private Placement to Initiate Bitcoin Treasury Strategy

Effective today, Volcon will adopt a Bitcoin Treasury Strategy

Ryan Lane, co-founder and Managing Member of Empery Asset Management, LP, has been appointed co-CEO and Chairman of the Board of Directors of the Company effective today

Volcon continues to transform its electric off road power sports business with an asset light, low working capital model. John Kim will continue to lead this effort in a streamlined thoughtful way

AUSTIN, Texas – July 17, 2025 - Volcon, Inc. (NASDAQ: VLCN) (the “Company” or “Volcon”) today announced that it has entered into securities purchase agreements with certain institutional and accredited investors in a private placement for the purchase and sale of 50,142,851 shares of common stock (or par value pre-funded warrants in lieu thereof) at a price of $10.00 per share, for expected aggregate gross proceeds of over $500,000,000, before deducting placement agent fees and other offering expenses (the “Private Placement”).

Empery Asset Management, LP (“Empery”) acted as lead investor, and the offering included participation by prominent crypto venture capital firms and infrastructure providers such as FalcolnX, Pantera, Borderless, RK Capital, and Relayer Capital with strong participation from prominent traditional financial investors.

The closing of the offering is expected to occur on or about July 21, 2025, subject to the satisfaction of customary closing conditions. The Company intends to promptly use at least 95% of the gross proceeds to acquire Bitcoin, which will serve as the Company’s primary treasury reserve asset.

To successfully execute this Bitcoin treasury strategy, the Company has entered into a Strategic Digital Assets Services Agreement with Gemini Nustar LLC, an affiliate of Gemini Trust Company, LLC (“Gemini”). Effective today, the Company has added by appointment Ryan Lane, Ian Read, Rohan Chauhan and Matthew Homer to serve on the board of directors until elections are held at the Company’s next shareholder meeting.

Clear Street LLC (“Clear Street”) acted as lead placement agent and Aegis Capital Corp. (“Aegis”) acted as co-placement agent and exclusive financial advisor in connection with the Private Placement.

“In an era of accelerating monetary debasement, holding Bitcoin on our balance sheet represents a strategic move to safeguard shareholder value and align with a digital future. We are excited to work alongside Ryan and Gemini to implement this Bitcoin treasury strategy as our EV business continues to evolve,” said John Kim, co-CEO of Volcon.

“I look forward to working with the Volcon and Gemini teams to operate a low cost, capital efficient, best of breed, Bitcoin treasury strategy reflecting our strong conviction in Bitcoin as the digital store of value for the future. Three additional members from the Empery team will join Volcon with me to strategically operate this strategy” said Ryan Lane, co-founder and Managing Member of Empery.

“In working with Empery, we are combining their deep expertise in capital markets with Gemini's leadership in digital asset innovation to unlock new opportunities across the financial landscape” said Rohan Chauhan, Director of Strategy at Gemini.

The offer and sale of the foregoing securities is being made in a private placement in reliance on an exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and applicable state securities laws. Accordingly, the securities offered in the private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirement of the Securities Act and such applicable state securities laws. Concurrently with the execution of the securities purchase agreements, the Company and the investors entered into a registration rights agreement pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction. Any offering of the securities under the resale registration statement will only be made by means of a prospectus.

Advisors

Ropes and Gray LLP is acting as legal advisor to Volcon.

Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor to Clear Street.

Kaufman & Canoles, P.C. is acting as legal advisor to Aegis.

About Volcon

Based in the Austin, Texas area, Volcon was founded as the first all-electric power sports company sourcing high-quality and sustainable electric vehicles for the outdoor community. Volcon electric vehicles are the future of off-roading, not only because of their environmental benefits but also because of their near-silent operation, which allows for a more immersive outdoor experience.

Effective today, the Company will adopt a Bitcoin Treasury Strategy with the goal of becoming a leading, low cost, capital efficient aggregator of Bitcoin.

Forward-Looking Statements

This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements relating to the anticipated benefits and timing of the completion of the Private Placement and related transactions, the intended use of proceeds from the Private Placement, the Company’s proposed digital asset treasury strategy, the digital assets to be held by the Company, the expected benefits from the transactions described herein and the Company’s ability to continue to transform its EV to an asset light, low working capital business. Each forward-looking statement contained in this presentation is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risk that the proposed transactions described herein may not be completed in a timely manner or at all; failure to realize the anticipated benefits of the Private Placements and related transactions, including the proposed digital asset treasury strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of Bitcoin and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, as well as those risks and uncertainties identified in the Appendix to this presentation and those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other information the Company has or may file with the SEC, including those disclosed under Item 8.01 of the Current Report on Form 8-K filed on the date hereof.

We caution investors not to place considerable reliance on the forward-looking statements contained in this presentation. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

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